Note 56 - Subsequent Events (Details)	12 Months Ended
Dec. 31, 2018
Subsequent Events
Description Of Nature Of Non adjusting Event After Reporting Period	On January 15, 2019, BBVA announced its irrevocable decision to early redeem, on February 19, 2019, the issuance of preferred securities contingently convertible (additional tier 1 instrument) carried out by the Bank on February 19, 2014, for an amount of €1.5 billion on the First Reset Date of the issuance and once the prior consent from the Regulator was obtained (see Note 22.4). The Board of Directors, in their meeting on January 31, 2019, agreed on carrying out an issuance of bonds convertible into ordinary shares of BBVA with exclusion of pre-emptive subscription rights, under the power delegated by the General Shareholders' Meeting of the Company held on March 17, 2017 under the fifth item on the agenda which is pending to be executed. On February 1, 2019 it was announced that it was foreseen to submit to the consideration of the corresponding government bodies the proposal of cash payment in a gross amount of euro 0.16 per share to be paid in April as final dividend for 2018 (see Note 4). On February 14, 2019, the results of the supervisory review and evaluation process (SREP) were announced. On 19 February, BBVA announced the irrevocable decision to early redeem, on April 11, the issuance of subordinated bonds (Subordinated Notes) that has been computed as Tier 2 capital for an amount of €1.5 billion, coinciding with the Optional Amortization date of said issue, and once the prior consent from the Regulator has been obtained. From January 1, 2019 to the date of preparation of these Consolidated Financial Statements, no other subsequent events not mentioned above in these financial statements have taken place that could significantly affect the Group’s earnings or its equity position.